Exhibit 10.4


                          REGISTRATION RIGHTS AGREEMENT


     REGISTRATION RIGHTS AGREEMENT, dated as of December 15, 2004, but to become effective as herein provided ("Registration Rights Agreement"), by and between Kansas City Southern, a Delaware corporation ("KCS"), and Grupo TMM, S.A., a SOCIEDAD ANONIMA organized under the laws of the United Mexican States ("UMS") ("TMM"), TMM Multimodal, S.A. de C.V., a SOCIEDAD ANONIMA DE CAPITAL VARIABLE organized under the laws of the UMS, and the Principal Stockholders of TMM who have executed this Registration Rights Agreement ("Principal Stockholders") (collectively, the "Parties").

                                    RECITALS

     A. Pursuant to an Amended and Restated Acquisition Agreement (the "Acquisition Agreement") dated the date hereof among certain of the Parties and others, KCS will acquire from MM all of the issued and outstanding capital stock of Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V., a SOCIEDAD ANONIMA DE CAPITAL VARIABLE organized under the laws of the UMS ("GTFM") held by MM and MM will receive from KCS shares of Common Stock (as defined below).

     B. As a condition to the consummation of the transactions contemplated by the Acquisition Agreement, the Parties have entered into this Registration Rights Agreement to provide TMM, MM and the Principal Stockholders with certain registration rights with respect to the shares of Registrable Stock (as defined below).

                                   AGREEMENTS

     In consideration of the recitals (which are incorporated herein by reference), the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. DEFINITIONS. Terms initially capitalized but not otherwise defined herein shall have the meanings given such terms in the Acquisition Agreement, except for the following:

     "CLOSING DATE" shall have the meaning assigned to such term in the Acquisition Agreement.

     "COMMON STOCK" shall mean the common stock, par value $.01 per share, of KCS. f

     "EFFECTIVE DATE" shall have the meaning set for in Section 16 hereof.

     "HOLDERS" means TMM, MM and the Principal Stockholders and, to the extent designated by TMM, MM or the Principal Stockholders as a "Holder," any Permitted Transferee who acquires shares of Registrable Stock from a Holder and agrees to be bound by the terms and conditions of this Registration Rights Agreement. The term "Holder" shall mean any one of the Holders.

     "PERMITTED TRANSFEREE" shall mean those persons to whom TMM, MM and the Principal Stockholders can transfer Registrable Stock in accordance with the terms of the Stockholders' Agreement.

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     "PROSPECTUS"  shall mean any  prospectus  which is a part of a Registration
Statement, together with all amendments or supplements thereto, including any document incorporated, or deemed to be incorporated, by reference therein.

     "REGISTRABLE STOCK" shall consist of the shares of Common Stock (a) issued by KCS pursuant to the Acquisition Agreement; (b) issued pursuant to the Consulting Agreement; or (c) otherwise acquired by a Holder upon exercise of pre-emptive rights in compliance with the Stockholders' Agreement; PROVIDED, HOWEVER, that Registrable Stock shall not be deemed to include (i) any shares after such shares have been registered for resale under the Securities Act and sold pursuant to such registration, (ii) any shares that have been sold without registration under the Securities Act in compliance with Rule 144, or pursuant to any other exemption from registration under the Securities Act, and (iii) any shares which are eligible to be sold without registration under the Securities Act pursuant to subsection (k) of Rule 144 or a comparable exemption from registration that enables the sale of all shares held by a Holder without registration under the Securities Act and without restriction as to the manner of sale.

     "REGISTRATION EXPENSES" shall means all expenses, except Selling Expenses, incurred by KCS in complying with Sections 2 and 3, including all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for KCS and blue sky fees and expenses.

     "REGISTRATION STATEMENT" shall mean any registration statement filed with the Securities and Exchange Commission in accordance with the Securities Act, together with all amendments (including any post-effective amendments) or supplements thereto and any documents incorporated, or deemed to be incorporated, by reference therein. For purposes of this Registration Rights Agreement, references to "amend," "amendment" or "supplement," when used in relation to the Registration Statement or any Prospectus, shall include the filing of any document that is, or is deemed to be, incorporated by reference therein.

     "REQUEST" shall have the meaning set forth in Section 2(A) hereof.

     "RULE 144" shall mean Rule 144 promulgated under the Securities Act.

     "RULE 415" shall mean Rule 415 promulgated under the Securities Act.

     "SECURITIES" shall mean any debt or equity securities of KCS, whether now or hereafter authorized, and any instrument convertible into or exchangeable for Securities or a Security. The term "Security" shall mean any one of the Securities.

     "SECURITIES ACT" shall mean the Securities Act of 1933, as amended prior to or after the Effective Date of this Registration Rights Agreement, or any federal statute or statutes which shall be enacted to take the place of such Act, together with all rules and regulations promulgated thereunder.

     "SECURITIES  AND  EXCHANGE   COMMISSION"   shall  mean  the  United  States
Securities and Exchange Commission or any successor to the functions of such agency.

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     "SELLER" shall mean each Holder of Registrable  Stock as to which KCS could be required to file a Registration Statement or which could be registered under the Securities Act at the request of such Holder pursuant to any of the provisions of this Registration Rights Agreement.

     "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of the Registrable Stock and expenses of all marketing and promotional efforts of the underwriters in connection with an underwritten offering of Registrable Stock in a transaction covered by a Registration Statement effected pursuant to Section 2.

     2. REQUIRED REGISTRATIONS.

     (A) Subject to the terms of this Registration Rights Agreement, upon the written request (the "Request") to register any number of shares of Registrable Stock under the Securities Act made at any time prior to the five year anniversary of the Effective Date of this Registration Rights Agreement by Holders of not less than 10% of the shares of Registrable Stock specifying the intended method of disposition thereof, KCS will use commercially reasonable efforts to effect the registration of Registrable Stock under the Securities Act for disposition in accordance with the intended method of disposition stated in the Request, to the extent requisite to permit the disposition (in accordance with the intended method set forth in the Request) of the Registrable Stock to be so registered, but only to the extent provided for in the following provisions of this Registration Rights Agreement. Whenever KCS shall, pursuant to this Section 2(A), be requested to effect the registration of any Registrable Stock under the Securities Act, KCS shall, within ten (10) Business Days after receipt of the Request, give written notice of such proposed registration to all Holders of Registrable Stock, stating that such Holders have the right to request that any or all of the Registrable Stock owned by them be included in such registration and specifying the intended filing date of the Registration Statement relating to such Request (which date shall be at least ten (10) Business Days after the date such notice is sent to the Holders). KCS shall include in such registration all Registrable Stock with respect to which KCS receives written requests from the Holders thereof for inclusion therein (stating the intended method of disposition of such Registrable Stock) within the ten (10) Business Days prior to the filing of the Registration Statement relating to such request. KCS will use commercially reasonable efforts to file the Registration Statement relating to the Request to permit the disposition of all Registrable Stock as to which KCS has received notices from Holders in accordance with the intended methods of disposition set forth in such notices not later than thirty (30) Business Days after receipt by KCS of the initial Request; provided that KCS shall not be required to file a Registration Statement prior to the 180th day after the consummation of the Acquisition (it being understood that if a Request is made prior to such time the filing of such Registration Statement shall be deferred until such 180th day). Thereafter, KCS shall use its commercially reasonable efforts to have the Registration Statement declared effective at the earliest practicable time and shall use its commercially reasonable efforts to keep such Registration Statement effective for the period of time required to effect the disposition by such Holders in accordance with the intended method of disposition described in the requests of such Holders, all to the extent requisite to permit such sale or other disposition by such Holders of the Registrable Stock so registered. So long as KCS is eligible to use Form S-3 (or any successor form) under the Securities Act, any Request may specify that the Registration Statement be a "shelf registration" permitting the offering of Registrable Stock registered thereby on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (or any successor rule), in which case, KCS shall use its commercially reasonable efforts to maintain such Registration Statement continuously effective and usable for sales thereunder for a period of not more than one year; provided that KCS shall not be required hereunder to file more than one "shelf registration".

     (B) The foregoing registration rights of Holders of Registrable Stock shall be deemed satisfied by KCS when six Registration Statements covering shares of Registrable Stock which KCS has been requested to register pursuant to Section 2(A) hereof shall have been filed by KCS with and made effective by the Securities and Exchange Commission under the Securities Act. To the extent an underwritten public offering is the intended method of distribution of Registrable Stock with respect to any Request submitted, the Holders participating in such offering shall have the right to select the investment banker or bankers who shall serve as the manager and/or co-managers for the offering of Securities covered by such Registration Statement, subject to the approval by KCS of such selection, which approval shall not be unreasonably withheld.

     (C) Any registration under this Section 2 shall be on such appropriate registration form of the Securities and Exchange Commission (i) as shall be selected by KCS and (ii) as shall permit the disposition of the Registrable Stock in accordance with the intended method or methods of disposition specified in Holders' requests for such registration.

     (D) Notwithstanding the foregoing, KCS shall be permitted to delay the filing of any Registration Statement pursuant to this Section 2: (i) if KCS is not eligible to use Form S-3 (or a comparable or successor form) to effect such registration; (ii) if KCS, within ten (10) days of the receipt of the Request, gives notice to the Holders of its bona fide intention to effect the filing of a Registration Statement with the Securities and Exchange Commission within thirty
(30) days of receipt of the Request (other than a Registration Statement on Form S-8), in which case KCS's obligation to file the Registration Statement pursuant to this Section 2 shall be deferred for a period not to exceed ninety (90) days from the date of the Request; or (iii) if KCS shall furnish to Holders a resolution adopted by the Board of Directors of KCS to the effect that in the good faith judgment of KCS it would be seriously detrimental to KCS for a Registration Statement to be filed at that time, specifying with particularity the basis therefor (subject to the Holders entering into appropriate non-disclosure agreements) in which case KCS's obligation to file a Registration Statement shall be deferred for a period not to exceed sixty (60) days from the receipt of the Request. KCS shall not be required to effect any registration pursuant to this Section 2 once it has effected six (6) registrations in accordance with Section 2.

     (E) In determining the number of  registrations  effected  pursuant to this
Section 2, such registrations shall not include any registration if (i) the Registration Statement did not become effective or remain in effect as required by this Section 2; or (ii) the Registration Statement is withdrawn at the request of the Holders and the Holders agree to pay the Registration Expenses associated with such Registration Statement.

     (F) KCS shall not permit any securities of any other person to be included in any Registration Statement filed pursuant to this Section 2, other than securities sold for the account of KCS, without the consent of the Holders whose Registrable Stock is included in such Registration Statement, which consent shall not be unreasonably withheld.

     (G) KCS shall use its commercially reasonable efforts to qualify for eligibility to use Form S-3 with respect to registrations requested pursuant to this Section 2.

     3. INCIDENTAL REGISTRATION.

     (A) If KCS, at any time after the 180 days following the date of consummation of the transactions contemplated by the Acquisition Agreement, proposes or is required to file a registration statement under the Securities Act related to the offer or sale of shares of Common Stock on a form which permits inclusion of the Registrable Stock (other than a registration on Form S-4 or S-8 or any successor or similar forms), it will give written notice to all Holders of then existing Registrable Stock of its intention so to do. Upon the written request of any such Holder given to KCS within fifteen Business Days after receipt of any such notice, KCS will, subject to the provisions of this Registration Rights Agreement, use commercially reasonable efforts to cause all such Registrable Stock which such Holders shall have requested be registered to be registered under the Securities Act, to the extent required to permit the disposition by such Holders of the Registrable Stock so registered. Registrations of Registrable Stock under this Section 3 shall not constitute a registration effected pursuant to Section 2. To the extent an underwritten public offering is the intended method of distribution of Registrable Stock included in a registration pursuant to this Section 3, KCS shall have the right, in its sole discretion, to select the investment banker or bankers who shall serve as the manager and/or co-managers for all registrations of offerings of Registrable Stock under this Section 3.

     (B) Except as provided in Sections 2 and 3 hereof, KCS shall have no obligation to register any Securities held by any Holder under the Securities Act or under any foreign, state or other securities laws.

     4. REGISTRATION PROCEDURES. Whenever KCS is required by the provisions of this Registration Rights Agreement to use its commercially reasonable efforts to effect the registration of any Registrable Stock under the Securities Act, KCS will:

     (A) Prepare and file (within the period required by Section 2 for all registrations pursuant to such Section) with the Securities and Exchange Commission a Registration Statement with respect to such Registrable Stock and use commercially reasonable efforts to cause such Registration Statement to become and remain continuously effective for a period necessary to effect the sale of the Registrable Stock in accordance with the intended method of disposition and the requirements of this Registration Rights Agreement, provided that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, KCS will furnish to counsel for the Holders of Registrable Stock included in such Registration Statement copies of all such documents proposed to be filed, which documents (other than the documents incorporated by reference therein) will be subject to the review of such counsel.

     KCS's obligations under this Section 4 shall be subject to the following:

          (i) If, prior to the effectiveness of a Registration Statement relating to Registrable Stock, KCS shall furnish to the Holders a resolution of its Board of Directors stating that KCS has determined in its good faith judgment that the sale of Registrable Stock by such Holders pursuant to the Registration Statement would require disclosure of material non-public information, the current disclosure of which would, in the sole judgment of the Board of

     Directors of KCS, be materially detrimental to KCS (an "Information Blackout"), then KCS's obligation to file the Registration Statement and to use its commercially reasonable efforts to have such Registration Statement declared effective shall be deferred for a period not to exceed the earlier of (x) the date upon which such material information is disclosed to the public or (y) sixty (60) days after the Board of Directors of KCS makes such good faith determination (such period being the "Information Blackout Period").

          (ii) If prior to the effectiveness of a Registration Statement relating to Registrable Stock, KCS shall furnish to the Holders a certificate stating that the Board of Directors of KCS has determined in its good faith judgment that KCS is required to file financial statements with the Securities and Exchange Commission in connection with a material acquisition or other event (a "Financial Statement Blackout"), then KCS's obligation to file the Registration Statement and to use its commercially reasonable efforts to have such Registration Statement declared effective shall be deferred for a period not to exceed the earlier of (x) the date upon which such financial statements are filed with the Securities and
     Exchange Commission (it being understood that KCS shall use its commercially reasonable efforts to file such financial statements as soon as practicable, or (y) sixty (60) days after KCS makes such good faith determination (such period being the "Financial Statement Blackout Period"). Any such determination shall be accompanied by a certificate or letter from KCS's independent auditors to the effect that such auditors agree that such financial statements are required to be included or incorporated by reference in such Registration Statement to permit such Registration Statement to become effective under the Securities Act or to permit continued sales thereunder, as the case may be.

          (iii) If a Registration Statement relating to Registrable Stock is effective, upon written notice of an Information Blackout or Financial Statement Blackout from KCS to the Holders, KCS may request suspension of and the Holders shall suspend sales of Registrable Stock by Holders pursuant to such Registration Statement for the Information Blackout Period or the Financial Statement Blackout Period.

          (iv) KCS shall use commercially reasonable efforts to ensure that the aggregate number of days in any period of twelve consecutive months in which an Information Blackout or Financial Statement Blackout or a deferral pursuant to Section 2(D) is in effect shall not be more than ninety (90).

     (B) Prepare and file with the Securities and Exchange Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period necessary to effect the sale of the Registrable Stock thereunder, which shall in no event exceed 120 days (or the period specified in Section 2 in the case of a shelf registration) and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Stock covered by such Registration Statement during such period in accordance with the intended method or methods of disposition by the Sellers thereof set forth in such Registration Statement;

     (C) Furnish to each Seller such number of copies of such Registration Statement and the exhibits thereto, each amendment and supplement thereto, the Prospectus included in the Registration Statement (including each preliminary Prospectus), all documents incorporated by reference or deemed to be incorporated by reference in the Registration Statement or the

Prospectus, and such other documents, as such Seller may reasonably request in order to facilitate the disposition of the Registrable Stock owned by such Seller covered by the Registration Statement in accordance with the intended method of disposition;

     (D) Use commercially reasonable efforts to register or qualify the Registrable Stock covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions in the United States of America as each Seller shall reasonably request, to keep such registrations or qualifications in effect for so long as such Registration Statement remains in effect, and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable such Seller to consummate the disposition in such jurisdictions of the Registrable Stock owned by such Seller covered by such Registration Statement (provided, however, that KCS will not be required to (i) in the case of a registration pursuant to Section 3, register or qualify such Seller's Registrable Stock in any jurisdiction where shares to be sold by KCS or any other Person initiating such registration are not to be registered or qualified, (ii) qualify generally to do business as a foreign corporation in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (iii) subject itself to taxation in any jurisdiction or (iv) consent to general service of process in any jurisdiction);

     (E) Notify each Seller, at any time when a Prospectus relating to the Registrable Stock of such Seller covered by such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any such Seller, promptly prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of the Registrable Stock covered by such Registration Statement, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances then existing;

     (F) Cause all Registrable Stock covered by such Registration Statement to be listed on the principal securities exchange on which Securities of the same class are then listed;

     (G) Make available for inspection by any Seller, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by Sellers holding at least a majority of the Registrable Stock included in such registration pursuant to the provisions of this Registration Rights Agreement such financial and other records, pertinent corporate documents and properties of KCS as may be reasonably requested by such party in connection with such Registration Statement solely for the purpose of effecting sales of Registrable Stock included in such registration; and

     (H) In connection with any underwritten offering pursuant to Section 2, Sellers shall (i) enter into an underwriting agreement in customary form with the underwriters participating in the offering; and (ii) provide reasonable cooperation to the underwriters and the Holders in marketing the Registrable Stock; provided, that not more than one KCS officer (the chief financial officer or other appropriate officer) shall be required to participate in any "road show" or similar presentation in connection with such offering and any such participation shall be subject to such officer's availability, shall be at the Holders' expense and shall be limited to offerings with an aggregate offering price of at least $100 million.

     In connection with any registration hereunder, each Seller shall furnish KCS such information regarding such Seller, the Registrable Stock and the intended plan of distribution thereof as KCS may from time to time reasonably request in writing and, if any Seller does not furnish such information prior to the filing of the Registration Statement, KCS may exclude the Registrable Stock of such Holder from such Registration Statement.

     Each Seller shall be deemed to have agreed by acquisition of the Registrable Stock that, upon receipt of any notice from KCS of the occurrence of any event of the kind described in Subsection (E) of this Section 4, such Seller will forthwith discontinue its disposition of the Registrable Stock pursuant to the Registration Statement relating thereto until Seller's receipt of the copies of the supplemented or amended Prospectus contemplated by Subsection (E) of this
Section 4 and, if so directed by KCS, will deliver to KCS (at KCS's expense) all copies, other than permanent file copies, then in Seller's possession of the Prospectus relating to the Registrable Stock current at the time of receipt of such notice.

     5. EXPENSES. With respect to the first four registrations effected pursuant to the provisions of Section 2 and registrations which include Registrable Stock pursuant to Section 3, KCS shall pay all Registration Expenses. With respect to any registrations effected pursuant to Section 2 beyond the first four registrations, the Holders whose shares of Registrable Stock are included in the applicable registration shall pay all Registration Expenses.

     6. INDEMNIFICATION.

     (A) In the event of a registration of any Registrable Stock pursuant to this Registration Rights Agreement, KCS shall indemnify and hold harmless each Seller, each underwriter (in the case of any underwritten offering) and each person, if any, who controls such Seller or underwriter within the meaning of the Securities Act, and each officer, director, employee and advisor of each of the foregoing (each a "Seller Indemnitee"), against any expenses, losses, claims, damages or liabilities, joint or several, to which such Seller Indemnitee may become subject under the Securities Act, any state securities law or otherwise, including any of the foregoing incurred in settlement of any litigation, commenced or threatened, insofar as such expenses, losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such shares are registered under the Securities Act, any preliminary Prospectus or final Prospectus contained therein, any summary Prospectus used in connection with any securities being registered, or any amendment or supplement thereto; or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) any violation by KCS of the Securities Act or rules of the Securities and Exchange Commission thereunder or any blue sky laws or any rules promulgated thereunder, and shall reimburse each such Seller Indemnitee for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that KCS shall not be liable in any such case to the extent that any such expense, loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, said preliminary Prospectus or said Prospectus or summary Prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished to KCS by or on behalf of the Seller or any underwriter specifically for use in the preparation thereof; and PROVIDED, FURTHER, that if any expenses, losses, claims, damages or liabilities arise out of or are based upon an untrue statement, alleged untrue statement, omission or alleged omission contained in any preliminary Prospectus which did not appear in the final Prospectus, KCS shall not have any liability with respect thereto to any Seller Indemnitee if any Seller Indemnitee delivered a copy of the preliminary Prospectus to the person alleging such expenses, losses, claims, damages or liabilities and failed to deliver a copy of the final Prospectus as amended or supplemented if it has been amended or supplemented, to such person at or prior to the written confirmation of the sale to such person.

     (B) In the event of a registration of any Registrable Stock pursuant to this Registration Rights Agreement, each Holder shall, jointly and severally, indemnify and hold harmless KCS and each person, if any, who controls KCS within the meaning of the Securities Act, each officer of KCS who signs the Registration Statement, each director of KCS and each underwriter and each person who controls any underwriter within the meaning of the Securities Act (each a "Company Indemnitee"), against any and all such expenses, losses, claims, damages or liabilities referred to in Section 6(A) if the statement, alleged statement, omission or alleged omission in respect of which such expense, loss, claim, damage or liability is asserted was made in reliance upon and in conformity with information furnished in writing to KCS by or on behalf of a Holder of Registrable Stock specifically for use in connection with the preparation of such registration Statement, preliminary Prospectus, Prospectus, summary Prospectus, amendment or supplement.

     (C) Promptly after receipt by an indemnified party of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Article 6 or to the extent that it has not been prejudiced as a proximate result of such failure. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; PROVIDED, HOWEVER, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select one separate counsel to assert such legal defenses (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties). Upon the permitted assumption by the indemnifying party of the defense of such action, the indemnifying party shall not be liable to such indemnified party under this Article 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof (other than reasonable costs of investigation) unless (i) the indemnified party shall have employed one separate counsel (together with any local counsel) in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time, (iii) the indemnifying party and its counsel do not actively and vigorously pursue the defense of such action or (iv) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party.

     7. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Holder may participate in any underwritten registration hereunder unless such Holder (i) agrees to sell such Holder's Registrable Stock on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; PROVIDED, HOWEVER, that no Holder of Registrable Stock shall be required to make any representations or warranties or to provide information in the Registration Statement relating to such registration except, in either case, with respect to itself and its intended method of disposition of Registrable Stock.

     8. UNDERWRITING CUT-BACKS.

     (A) If

          (1) any Holder of Registrable Stock is entitled and wishes to register any Registrable Stock in a registration made pursuant to Section 2 hereof, and

          (2) the offering proposed to be made by the Holder or Holders for whom such registration is to be made is to be an underwritten public offering, and

          (3) KCS wishes to register Securities in such registration, and

          (4) the managing underwriters of such public offering furnish a written opinion that the total amount of Securities to be included in such offering would exceed the maximum amount of Securities (as specified in such opinion) which can be marketed at a price reasonably related to the then current market value of such Securities and without otherwise materially and adversely affecting such offering, then the relative rights to participate in such offering of the Holders of Registrable Stock, the holders of other Securities having the right to include such Securities in such registration, and KCS shall be in the following order of priority:

          First: The Holders of Registrable Stock shall be entitled to participate in accordance with the number of shares of Registrable Stock which each such Holder shall request to be registered, such participation to be pro rata in accordance with the number of shares which each such Holder shall request be registered if, pursuant to clause 4 of this Subsection (A), the total amount of Securities to be included in the offering will be less than the number of shares of Registrable Stock that all of such Holders shall request be registered; and then

          Second: KCS shall be entitled to participate; and then

          Third: All holders of other Securities having the right to include such Securities in such registration shall be entitled to participate in accordance with the relative priorities, if any, as shall exist among them.

     (B) If

          (1) any Holder of Registrable Stock entitled to do so requests registration of Registrable Stock under Section 3 hereof, and

          (2) the offering proposed to be made is to be an underwritten public offering, and

          (3) the managing underwriters of such public offering furnish a written opinion that the total amount of Securities to be included in such offering would exceed the maximum amount of Securities (as specified in such opinion) which can be marketed at a price reasonably related to the then current market value of such Securities and without materially and adversely affecting such offering, then the relative rights to participate in such offering of the Holders of Registrable Stock, the holders of other Securities having the right to include such Securities in such registration, and KCS shall be in the following order of priority:

          First: KCS or the persons requesting such registration (if other than KCS) shall be entitled to participate in accordance with the relative priorities, if any, as shall exist among them; and then

          Second: All other holders of Securities having the right to include such Securities in such registration (including the Holders of the Registrable Stock) shall be entitled to participate pro rata in accordance with the number of shares requested by such holders to be included in such registration.

     9. MARKET STANDOFF. Each Holder hereby agrees that, during the 10 days prior to, and during the period of duration (up to, but not exceeding, 90 days) specified by KCS and an underwriter of Common Stock or Securities of KCS convertible into Common Stock, following the effective date of a Registration Statement (or, to the extent applicable, a Prospectus filed pursuant to Rule 424(b)) covering Common Stock or Securities of KCS convertible into Common Stock that are being offered solely for the account of KCS, the Holder shall not, to the extent requested by KCS and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, short sale), enter into any put equivalent position (as defined by Rule 16a-1), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Registrable Stock, or in any economic interest therein, held by the Holder at any time during such period except Registrable Stock covered by such Registration Statement; provided, that (i) no Holder shall be subject to such restriction to the extent that KCS or any of its officers or directors are not subject to any such restriction and (ii) if KCS, any of its officers or directors or any other person subject to any such restriction is released from any such restriction then such restriction shall expire with respect to all of the Registrable Stock held by the Holders. In order to enforce the foregoing covenant, KCS may impose stop-transfer instructions with respect to the Registrable Stock of each Holder until the end of such period, and each Holder agrees that, if so requested, such Holder will execute an agreement in the form provided by the underwriter containing terms which are essentially consistent with the provisions of this Section 9.

     10. CONFIDENTIAL INFORMATION. Each Holder of Registrable Stock agrees that any information obtained pursuant to this Registration Rights Agreement which is, or would reasonably be perceived to be, proprietary to KCS or otherwise confidential will not be disclosed without the prior written consent of KCS, unless required to be included, and until such inclusion, in any Registration
Statement  being  filed  pursuant  to  this   Registration   Rights

Agreement. Notwithstanding the foregoing, each Holder of Registrable Stock may disclose such information, on a need to know basis, to their employees, accountants or attorneys (so long as each such person to whom confidential information is disclosed agrees to keep such information confidential) or in compliance with a court order. Each Holder of Registrable Stock further acknowledges, understands and agrees that any confidential information will not be utilized (a) in connection with purchases and/or sales of KCS's Securities except in compliance with applicable state and federal antifraud statutes or (b) for any other purpose.

     11. NOTICE OF PROPOSED TRANSFERS. The Holder of each certificate representing Registrable Stock by acceptance thereof agrees to comply in all respects with the provisions of this Section 11. Each certificate evidencing the Registrable Stock transferred as above provided shall bear the appropriate restrictive legend set forth in Section 9.9 of the Stockholders' Agreement, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such Holder and counsel for KCS such legend is not required in order to establish compliance with any provision of the Securities Act.

     12. SUCCESSORS AND ASSIGNS. This Registration Rights Agreement shall inure to the benefit of and be binding upon the successors of any of the parties hereto; PROVIDED, HOWEVER, the rights and benefits of TMM, MM and the Principal Stockholders with respect to their ability to cause the Registrable Stock to be covered by a Registration Statement pursuant to Section 2 and Section 3 hereof may be assigned only to transferees who are Permitted Transferees; PROVIDED, HOWEVER that such assignee shall be entitled to such rights and benefits only upon becoming party to this Registration Rights Agreement as to any Registrable Stock held by such Permitted Transferee, with all the rights and obligations of its assignor under this Registration Rights Agreement, by delivering an executed joinder to the other parties to this Registration Rights Agreement in a form satisfactory to the parties thereto.

     13. SEVERABILITY. Whenever possible, each provision of this Registration Rights Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Registration Rights Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Registration Rights Agreement.

     14. DESCRIPTIVE HEADINGS. The descriptive headings of this Registration Rights Agreement are inserted for convenience only and do not constitute a part of this Registration Rights Agreement.

     15. NOTICES. All communications provided for hereunder shall be in writing and delivered by hand, by facsimile or by a recognized overnight delivery service to the following addresses, or such other addresses as shall be given by notice delivered hereunder, and shall be deemed to have been received on the day of personal delivery thereof if by hand, upon transmission if sent by facsimile (with request of assurance of receipt in a manner customary for communication of such type) or on the next Business Day after deposit if sent by a recognized overnight delivery service:

     If to any Holders of Registrable Stock, addressed to such Holders at their addresses as shown on the books of KCS or its transfer agent;

       With a copy (which shall not constitute notice) to:

                  Milbank, Tweed, Hadley & McCloy LLP
                  601 South Figueroa Street, 30th Floor
                  Los Angeles, CA 90017
                  Attention:  Thomas Janson, Esq.

                  CT Corporation
                  1209 Orange Street
                  Wilmington, Delaware 19801

       If to KCS, to:

                  Kansas City Southern
                  P.O. Box 219335
                  427 West 12th Street
                  Kansas City, MO 64121-9335
                  Attention:  President
                  Fax:  (816) 816-983-1297

         with a copy (which shall not constitute notice ) to:

                  Sonnenschein Nath & Rosenthal LLP
                  4520 Main Street, Suite 1100
                  Kansas City, Missouri 64111
                  Attention:  John Marvin,  Esq.
                  Fax: 816-531-7545

or, as to KCS, to such other persons or at such other addresses as shall be furnished by KCS by like notice to the other parties.

     16. EFFECTIVE DATE. This Registration Rights Agreement shall become effective on and as of the Closing Date provided for in the Acquisition Agreement (the "Effective Date").

     17. TERMINATION. All rights under this Registration Rights Agreement shall terminate as to any Holder on the earliest to occur of (i) the date which is five (5) years after the Effective Date hereof and (ii) at such time as such Holder is free to sell all shares of Registrable Stock held by such Holder pursuant to Rule 144(k) under the Securities Act or a comparable exemption from registration that enables the Holder to sell all shares of Registrable Stock held by such Holder without registration under the Securities Act and without restriction as to the manner of sale. Notwithstanding the foregoing, the provisions of Section 6 hereof and the rights and obligations thereunder shall survive the termination of this Registration Rights Agreement.

     18. COUNTERPARTS. This Registration Rights Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same document.

     19. ENTIRE AGREEMENT. This Registration Rights Agreement constitutes the entire agreement by and among the parties hereto with respect to the subject matter hereof. There are no promises, warranties or undertakings, other than those set forth herein, with respect to the registration rights granted by KCS with respect to the Registrable Stock. This Registration Rights Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof; provided that, in the event of any conflict between this Registration Rights Agreement and the Stockholders' Agreement or the Acquisition Agreement, the provisions of those other agreements shall control.

     20. AMENDMENTS, GOVERNING LAW, JURISDICTION AND VENUE. This Registration Rights Agreement may be amended, modified or supplemented only by a written instrument executed by KCS and Holders of not less than a majority of the then existing shares of Registrable Stock. Any term, covenant, agreement or condition in this Registration Rights Agreement may be waived (either generally or in particular instances and either retroactively or prospectively) by written instruments signed by KCS and Holders of not less than a majority of the existing shares of Registrable Stock. Any such waiver shall be limited to its express terms and shall not be termed a waiver of any other term, covenant, agreement or condition. This Registration Rights Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in that state without giving any effect to any choice or conflict of law provision or rule (whether in the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each party hereto hereby agrees that any proceeding relating to this Registration Rights Agreement shall be brought in a state court of New York or a federal court located in New York. Each party hereto hereby consents to personal jurisdiction in any such action brought in any such New York state or federal court, consents to service of process by registered mail made upon such party and such party's agent and waives any objection to venue in any such New York state or federal court and any claim that any such New York state or federal court is an inconvenient forum.

     21. SERVICE OF PROCESS. Each of the parties hereto irrevocably appoints CT Corporation (the "Process Agent"), at 111 Eighth Avenue, New York, New York 10011 (212-894-8940) as its agent and true and lawful attorney-in-fact in its name, place and stead to accept on behalf of each of the parties and their respective properties and revenues, service of copies of the summons and complaint and any other process which may be served in any such action or proceeding brought in the State of New York, and each of the parties hereto agrees that failure of the Process Agent to give any notice of any such service of process to any of the parties hereto shall not impair or affect the validity of such service or the enforcement of any judgment based thereon.

     IN  WITNESS  WHEREOF,   each  of  the  parties  hereto  has  executed  this
Registration Rights Agreement as of the day and year first written above.


GRUPO TMM, S.A.                            KANSAS CITY SOUTHERN


By:  /s/ Jose F. Serrano Segovia           By: /s/ Michael R. Haverty
    -----------------------------              ----------------------------
     Name:  Jose F. Serrano Segovia            Name:  Michael R. Haverty
     Title: Attorney in Fact                   Title: Chairman, President & CEO


By:  /s/ Javier Sergovia Serrano           PRINCIPAL STOCKHOLDERS
    -----------------------------
     Name:  Javier Sergovia Serrano
     Title: Attorney in Fact               /s/ Jose F. Serrano Segovia
                                           --------------------------------
TMM MULTIMODAL, S.A. de C.V.               Jose F. Serrano Segovia


By:  /s/ Jose F. Serrano Segovia           /s/ Ramon Serrano Segovia
    -----------------------------          --------------------------------
     Name:  Jose F. Serrano Segovia        Ramon Serrano Segovia
     Title: Attorney in Fact

By:  /s/ Javier Sergovia Serrano           /s/ Terese Serrano Segovia
    -----------------------------          --------------------------------
     Name:  Javier Sergovia Serrano        Teresa Serrano Segovia
     Title: Attorney in Fact

SERVICIONS DIRECTIVOS SERVIA,              PROMOTORA SERVIA,
S.A. DE C.V.                               S.A. de C.V.


By:  /s/ Jose F. Serrano Segovia           By: /s/ Jose F. Serrano Segovia
    -----------------------------              ----------------------------
     Name:  Jose F. Serrano Segovia            Name:  Jose F. Serrano Segovia
     Title: Attorney in Fact                   Title: Attorney in Fact


By:  /s/ Javier Sergovia Serrano           By: /s/ Javier Sergovia Serrano
    -----------------------------              ----------------------------
     Name:  Javier Sergovia Serrano            Name:  Javier Sergovia Serrano
     Title: Attorney in Fact                   Title  Attorney in Fact